ANNUAL REPORT                                         JULY 31, 1999


                                                      DAVIS GROWTH &
                                                      INCOME FUUD








[DAVIS FUNDS LOGO]

DAVIS GROWTH & INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

================================================================================

Dear Fellow Shareholder,

As investors of your money and ours, we constantly have to strike an emotional balance between greed and fear. On days when the market is advancing, we inevitably wish we had more money in the stocks that are going up the fastest. And on days when the market is declining, we become fearful about the stocks we own that are going down.

To help us control these powerful emotions, we have developed a discipline over the years that focuses on buying growth companies at a value price and holding them for the long haul. Normally, we do not buy the fastest growing companies, in spite of our greed, because of our fear that when markets turn down these stocks potentially have the farthest to fall. Similarly, we do not buy "non-growth" value companies just because they are cheap since we always want to aim for growth in our portfolios.

In effect, we think growth and value are joined at the hip. No one would really ever want to own a no-growth stock, but everyone wants to buy growth. Our strategy is a compromise in that we try to buy decent growth at a value price.

In a sense, the world of investing is a world of making choices, and the stock market is not unlike the supermarket. We know when we go into the supermarket that we are going to buy something because we need to eat. Our task is to pick from the wide variety of brands, choosing those particular food products that will provide us with the right kind of bodily nourishment and also satisfy our own tastes. Similarly, when the stock market opens its doors, we are likely to buy something. Our job is to pick from the diverse array of stocks available and buy only those that we think will enhance our financial nourishment and suit our own investment style. In both instances, we also want to be price sensitive. Essentially, what we are looking for as investors is "growth on sale." Our stock choices tend to be good quality merchandise offered at a fair price. We are not interested in buying premium-priced companies or bargain-basement specials.

As we move through the last year of this millennium with the stock market in uncharted territory, we know that we will encounter numerous crosscurrents and variables that could affect corporate earnings. These range from uncertainties regarding the Presidential election in the year 2000 to the possibility of a worldwide economic recovery that could rekindle inflation. In addition, we live in an era of rapid technological change, which is reshaping the economic landscape and creating both new opportunities and risks for a wide variety of industries and companies.

In such an environment, we recognize that we will continue to be buffeted by the conflicting emotions of greed and fear. But we are not going to turn our backs on stocks. As long-term investors, we intend to remain true to our investment discipline of using intensive research to buy well-managed growth companies at a value price. We are confident that this discipline will guide us through whatever financial storms may come our way, providing great opportunities for compounding of wealth over time.(1)


Sincerely,

/s/ Shelby M.C. Davis

Shelby M.C. Davis
Chief Investment  Officer

September 3, 1999

DAVIS GROWTH & INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

PERFORMANCE OVERVIEW

o The Davis Growth & Income Fund's Class A shares generated a total return on net asset value of 7.49% for the six-month period and 12.48% for the one-year period ended July 31, 1999.(2) By way of comparison, the funds included in Lipper Analytical Services' growth and income category provided returns of 5.98% and 14.22%, respectively, for the same time periods.(3)

o The Fund brings together the top-down asset allocation insight and bottom-up portfolio management skills of Shelby, Christopher and Andrew Davis. Assets are allocated among a varying blend of quality stocks, real estate securities, convertible securities and traditional bonds according to an approach used successfully by the Davises for decades to balance their family's growth and income objectives.(4)

o The Fund is designed as a core holding for investors who want the long-term returns of growth stock investments while managing risk through the stability of income-oriented securities.(5)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND ANDREW A. DAVIS, PORTFOLIO MANAGERS

Q. How would you describe the Fund's performance so far in 1999?

A. We are satisfied that the performance of the Davis Growth & Income Fund has gotten off to a good start so far in 1999, but we are well aware that we have ground to make up after last year's disappointing results. Our portfolio continues to benefit from increasing valuations for all technology companies--most notably IBM, Hewlett-Packard and Texas Instruments, which are up 40%, 60% and almost 70%, respectively, calendar year to date.(6) Yet the prospects of these companies have also improved dramatically with the growth of the Internet. Although our valuation discipline prevents us from owning most of the hot new Internet stocks we all read about, companies such as IBM, Hewlett-Packard and Texas Instruments benefit greatly from the Internet revolution by selling the electronic equivalent of picks and shovels to the prospectors in this new gold rush.

We have also made mistakes this year and it is incumbent upon us to mention these. Most notably, Philip Morris, after suffering its first adverse jury judgments in its many years of litigation, has declined almost 30% thus far in 1999. We had been optimistic that the large settlements previously negotiated with the states' attorneys general would help put the most dangerous litigation behind the company. This has not been the case and, although we expect these adverse verdicts to be reduced or reversed on appeal, we certainly did not anticipate them in the first place.

Looking next at the real estate sector, after a disappointing 18-month period, real estate appears to have finally found a bottom and is gradually attracting value-oriented investors. The stocks that have performed the best to date are large-cap, liquid real estate investment trusts (REITs). These are the stocks that non-real-estate equity funds and other big investors have tended to buy as they return to the sector. However, we expect that to change because earnings drive stock prices in the long run.

Q. What opportunities are you finding today in the equity market?

DAVIS GROWTH & INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND ANDREW A. DAVIS, PORTFOLIO MANAGERS - CONTINUED

A. We are pleased with the quality of the companies that make up the equity portion of the Fund's portfolio and pleased that we were able to opportunistically add to some of our favorites during the chaos of the fall of 1998. The greatest opportunity in investing comes from finding a great business at a great price. Such mis-valuations abound in a bear market but are correspondingly scarce in a bull market. In the short sell-off of last fall we were able to find some great companies trading at cheap prices. The most notable example is American Express, which is currently one of our largest holdings and which we added to significantly during that period of short-term concern.

The opportunities that we are finding in 1999 do not fall into the wonderful category of great companies selling at great prices, but instead seem to be in two less exciting categories. The first is great companies that have come under a minor cloud, creating perhaps a slight under-valuation, not a tremendously cheap valuation. For example, although Gillette is undoubtedly a great company that has declined over 30% from its high, the stock is still not outstandingly cheap on a valuation basis.

The second category is reasonably good--but not outstanding--businesses that are under a more severe cloud that makes them very cheap. For example, we added to our holding of Waste Management when it fell more than 30% from its high. The stock currently sells at about 12 times earnings--less than half the market multiple.(6)

Q. What is your outlook for real estate stocks?

A. The REIT world as we know it today was born in 1991 at the end of the last major downturn in real estate, and the stocks have not been public long enough to have proven their mettle through a full cycle. Some investors are concerned that when the next recession comes, real estate will be besieged by the same problems it suffered in the late 1980s and early 1990s.

But we think the real estate stocks we own will come through the cycle in fine form.(1) These companies are extremely attractive, and not just from an income standpoint. Their growth rates are more secure than they have ever been. Their managements are more seasoned and smarter. And their balance sheets look good. When you add together all the positives for real estate, you are getting somewhere between an 11% and 15% potential total return from stocks that are trading at around 9 1/2 times earnings. In our book, that makes for a great value.

We believe that these stocks will ultimately trade better. In other words, their multiples will improve. Earnings of these companies have been up in the double-digit range on average for the last five years--and that includes 1998 when their stock prices slumped. If you believe earnings are ultimately what drive the value of stocks--and we do--you cannot ignore real estate.

Q. What are your favorite real estate holdings now?

DAVIS GROWTH & INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND ANDREW A. DAVIS, PORTFOLIO MANAGERS - CONTINUED

A. To our mind, real estate stocks today represent the ideal Davis Double Play.
(1) We are finding companies with excellent prospects for expanding earnings and expanding price/earnings multiples that have the potential to deliver multiyear compounding of their stock prices. Among the real estate companies we favor are:
CenterPoint Properties, an industrial REIT; General Growth Properties, a mall REIT; JDN Realty, a shopping center REIT; and Vornado, a diversified REIT.(6)

These companies all have one thing in common: We believe they are superior operators--and that is what real estate is all about today. Companies that know how to operate not only in a development environment and in an acquisition environment, but also in an environment where raising rents and managing expenses are critical, are going to be the industry's real long-term winners.

Q. How have you repositioned the real estate stocks in the portfolio?

A. What we have done in this environment is concentrate the Fund's real estate investments on fewer higher quality names, after examining the earnings growth rates of these companies closely. While larger cap real estate stocks have outperformed smaller cap stocks so far in 1999, many smaller companies have superior growth rates and should be rewarded for those better growth rates over time. We have also focused on company balance sheets--avoiding businesses with weaker balance sheets and even selling companies with strong growth rates that we felt were too highly leveraged.

Q. When do you sell great companies?

A. Our estimate of fair value for many of the securities we own is very broad, as it should be based on the uncertainties in any operating business. As a result, there is no predetermined price at which we would sell all of our position in any given company if the company's underlying fundamentals had not changed.

However, if our companies were to advance to prices that we considered irrational relative to other investment alternatives, we would increasingly have to consider sales. Importantly, we do not think of ourselves as market timers. Therefore, we must constantly evaluate the owner-earnings and growth prospects of the companies we own versus both the risk-free rate and the present value of the earnings and growth prospects of other companies in the market. Using this criterion, we remain comfortable with most of our top holdings, although we are cognizant of the very high levels of today's valuations.

Shelby Cullom Davis once said that you make most of your money in bear markets. You just don't realize it at the time. This is because you are able to buy great companies at great prices. There is, however, an unspoken corollary that one can lose a lot of money in a bull market and not realize it at the time by buying second-rate businesses at high prices. It is this risk that we and all investors must focus on in these golden times.

DAVIS GROWTH & INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Growth & Income Fund which contains more information about fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Neither the Davis Investment Discipline nor any investment discipline can guarantee a profit.

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis Growth & Income Fund's Class A shares for periods ended July 31, 1999. Returns for other classes of shares will vary from the following returns:

* (WITHOUT a 4.75% Sales Charge taken into consideration for the period ended July 31, 1999)
--------------------------------------------------------------------------------
FUND NAME                             1 YEAR             INCEPTION
---------                             ------             ---------
--------------------------------------------------------------------------------
Davis Growth & Income Fund A          12.48%          8.20% - 05/01/98
--------------------------------------------------------------------------------

** (WITH a 4.75% Sales Charge taken into consideration for the period ended
    July 31, 1999)
--------------------------------------------------------------------------------
FUND NAME                             1 YEAR             INCEPTION
---------                             ------             ---------
--------------------------------------------------------------------------------
Davis Growth & Income Fund A          7.13%           4.05% - 05/01/98
--------------------------------------------------------------------------------

(3) The Lipper Growth & Income Funds Index is composed of funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. Funds in the index are equally weighted, and returns include the reinvestment of all dividends and are net of expenses. Investments cannot be made directly in the index. Lipper Analytical Services' rankings and comparisons are based on total returns unadjusted for commissions.

(4) The fact that asset allocation has met the needs of the Davis family for both growth and income does not assure that the Davis Growth & Income Fund will meet the needs of other investors. Every investor has a unique blend of investment objectives and risk tolerances, and should discuss their investment needs with their own financial adviser.

(5) There can be no assurance that an investment in the Davis Growth & Income Fund will increase in value over time. The value of the Fund's shares will fluctuate.

(6) Portfolio holdings and portfolio manager opinions cited in this material are current as of the date of this report, but are subject to change. See the Fund's Schedule of Investments for a detailed list of portfolio holdings.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS GROWTH & INCOME FUND
COMPARISON OF DAVIS GROWTH & INCOME FUND, CLASS A SHARES AND STANDARD AND POOR'S 500 STOCK INDEX

================================================================================
Average Annual Total Return for the Periods ended July 31, 1999.

 ---------------------------------------------------------------
 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%).

 One Year.............................................    7.13%
 Life of Class (May 1, 1998 through July 31, 1999)....    4.05%

 ---------------------------------------------------------------

$10,000 INVESTED AT COMMENCEMENT OF OPERATIONS. Let's say you invested $10,000 in Davis Growth & Income Fund, Class A Shares on May 1, 1998 (commencement of operations) and paid a 4 3/4% sales charge. As the chart shows, by July 31, 1999 the value of your investment would have grown to $10,509 - a 5.09% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below.

                                     S&P 500             DGIF-A
                                     -------             ------
5/1/98                             10,000.00           9,525.00
7/31/98                            10,035.00           9,342.86
7/31/99                            12,063.07          10,509.03


Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Growth & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS GROWTH & INCOME FUND
COMPARISON OF DAVIS GROWTH & INCOME FUND, CLASS B SHARES AND STANDARD AND POOR'S 500 STOCK INDEX

================================================================================
Average Annual Total Return for the Periods ended July 31, 1999.

 ---------------------------------------------------------------
 CLASS B SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year.............................................    7.34%
 Life of Class (May 4, 1998 through July 31, 1999)....    4.81%
 ---------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Growth & Income Fund, Class B Shares on May 4, 1998 (inception of class). As the chart shows, by July 31, 1999 the value of your investment (less applicable contingent deferred sales charges) would have grown to $10,600 - a 6.00% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below.

Class B
-------
                                     S&P 500             DGIF-B
                                     -------             ------
5/4/98                             10,000.00          10,000.00
7/31/98                            10,025.00           9,790.00
7/31/99                            12,051.05          10,599.94

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Growth & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS GROWTH & INCOME FUND
COMPARISON OF DAVIS GROWTH & INCOME FUND, CLASS C SHARES AND STANDARD AND POOR'S 500 STOCK INDEX

================================================================================
Average Annual Total Return for the Periods ended July 31, 1999.

 ----------------------------------------------------------------
 CLASS C SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year.............................................    10.32%
 Life of Class (May 4, 1998 through July 31, 1999)....    7.18%
 ----------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Growth & Income Fund, Class C Shares on May 4, 1998 (inception of class). As the chart shows, by July 31, 1999 the value of your investment would have grown to $10,899
- a 8.99% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below.

Class C
-------
                                     S&P 500             DGIF-C
                                     -------             ------
5/4/98                             10,000.00          10,000.00
7/31/98                            10,025.00           9,790.00
7/31/99                            12,051.05          10,898.78

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Growth & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS GROWTH & INCOME FUND
COMPARISON OF DAVIS GROWTH & INCOME FUND, CLASS Y SHARES AND STANDARD AND POOR'S 500 STOCK INDEX

================================================================================
Average Annual Total Return for the Periods ended July 31, 1999.

 ----------------------------------------------------------------
 CLASS Y SHARES
 (There is no sales charge applicable to this calculation.)

 One Year.............................................    12.72%
 Life of Class (May 4, 1998 through July 31, 1999)....    8.53%
 ----------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Growth & Income Fund, Class Y Shares on May 4, 1998 (inception of class). As the chart shows, by July 31, 1999 the value of your investment would have grown to $11,069
- a 10.69% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below.

Class Y
-------
                                     S&P 500             DGIF-Y
                                     -------             ------
5/4/98                             10,000.00          10,000.00
7/31/98                            10,025.00           9,810.00
7/31/99                            12,051.05          11,068.98

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Growth & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS GROWTH & INCOME FUND
PORTFOLIO HOLDINGS AS OF JULY 31, 1999

================================================================================


PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

Prefered Stocks               11.2%
Convertible Bond, Cash
& Cash Equivalents &
Other Assets & Liabilities     2.0%
Common Stocks                 86.8%

   SECTOR WEIGHTINGS
   -----------------
(% OF LONG TERM PORTFOLIO)
--------------------------

Consumer Products                    5.0%
Insurance                            9.3%
Electronics                          4.4%
Real Estate                         20.2%
Building Materials                   7.0%
Other                                8.2%
Banking                              8.3%
Machinery                            3.2%
Technology                          13.2%
Food & Restaurants                   3.3%
Diversified Financial Services      12.4%
Industrial                           5.5%


TOP 10 HOLDINGS                                                                            % OF FUND
STOCK                                                SECTOR                                NET ASSETS
-----------------------------------------------------------------------------------------------------------
American Express Co.                                 Diversified Financial Services        7.64%
Hewlett-Packard Co.                                  Technology                            6.30%
Sealed Air Corp., $2.00, Ser. A, Cum.Conv. Pfd.      Industrial                            5.53%
CenterPoint Properties Corp.                         Real Estate                           4.89%
Progressive Corp. (Ohio)                             Property/Casualty Insurance           4.02%
Masco Corp.                                          Buildings Materials                   4.01%
Wells Fargo Co.                                      Banks and Savings & Loans             3.50%
McDonalds Corp.                                      Food & Restaurant                     3.30%
Texas Instruments Inc.                               Electronics                           3.23%
Dover Corp.                                          Machinery                             3.19%

DAVIS GROWTH & INCOME FUND
PORTFOLIO ACTIVITY - AUGUST 1, 1998 THROUGH JULY 31, 1999

================================================================================
NEW POSITIONS ADDED (8/1/98-7/31/99)
(Highlighted positions are those greater than 2.00% of 7/31/99 total net assets.)


                                                                              DATE OF 1ST        % OF 7/31/99
SECURITY                                    SECTOR                             PURCHASE          FUND NET ASSETS
--------------------------------------------------------------------------------------------------------------------
The Allstate Corp.                          Property/Casualty Insurance         8/7/98               0.80%
Cincinnati Financial Corp., Conv.
     Sub. Deb. 5.50%,05/01/02               Diversified Financial Services      10/15/98             1.51%
Crescent Operating, Inc.                    Real Estate                         1/28/99              0.04%
General Growth Properties, Inc.             Real Estate                         9/23/98              0.09%
Gillette Co.                                Consumer Products                   9/29/98              1.97%
Globalstar Telecommunications Limited
     8.00%,  Conv. Pfd.                     Telecommunications                  5/24/99              0.63%
Globalstar Telecommunications Limited
     8.00%, Ser. 144A  Conv. Pfd.           Telecommunications                  4/9/99               2.06%
Household International, Inc.               Banks and Savings & Loans  11/2/98                       2.70%
Intel Corp.                                 Technology                          8/7/98               2.48%
International Business Machines Corp.       Technology                          2/17/99              1.17%
Marriott International, Inc.                Hotels & Motels                     2/4/99               2.21%
Masco Corp.                                 Building Materials                  1/8/99               4.01%
Mediaone Group, 6.25%, "ATI" PIES,
     Conv. Pfd.                             Telecommunications                  10/13/98                -
Sealed Air Corp., $2.00, Ser. A,
     Cum. Conv. Pfd.                        Industrial                          11/25/98             5.53%
SwissCom AG Reg.                            Telecommunications                  10/5/98                 -
UnumProvident Corp.                         Life Insurance                      2/17/99              1.63%
Vornado Realty Trust, 6.50%,
     Ser. A, Cum. Conv. Pfd.                Real Estate                         8/7/98               1.34%
Waste Management, Inc.                      Waste Management Services  2/4/99                       0.80%


POSITIONS CLOSED (8/1/98-7/31/99)
(Gains and losses greater than $500,000 are highlighted.)

                                                                                DATE OF
STOCK                                       SECTOR                              FINAL SALE       GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------
Boeing Co.                                  Aerospace                           10/5/98             (585,486)
Chubb Corp.                                 Property/Casualty Insurance         2/22/99             (783,201)
Mack-Cali Realty Corp.                      Real Estate                         3/17/99             (566,537)
Mediaone Group, 6.25%, "ATI" PIES,
     Conv. Pfd.                             Telecommunications                  2/18/99              511,326
Schlumberger Ltd.                           Energy                              2/17/99             (450,575)
SwissCom AG Reg.                            Telecommunications                  11/3/98              974,249
Union Pacific Cap Trust, 6.25%,
     Ser. 144A Conv. Pfd.                   Transportation                      4/9/99               (76,000)
Vornado Operating Co.                       Real Estate                         12/11/98              (6,229)

DAVIS GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS
At July 31, 1999
================================================================================
                                                                         VALUE
SHARES                            SECURITY                              (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCK - (86.84%)

  BANKS AND SAVINGS & LOANS - (8.27%)

      34,606  Bank of America Corp..............................  $   2,296,973
      70,000  Household International, Inc......................      3,005,625
     100,000  Wells Fargo Co....................................      3,900,000
                                                                  -------------
                                                                      9,202,598
                                                                  -------------
  BUILDING MATERIALS - (6.94%)
      60,000  Martin Marietta Material, Inc.....................      3,266,250
     150,000  Masco Corp........................................      4,462,500
                                                                  -------------
                                                                      7,728,750
                                                                  -------------
  CONSUMER PRODUCTS - (4.98%)
      50,000  Gillette Co.......................................      2,190,625
      90,000  Philip Morris Cos., Inc...........................      3,352,500
                                                                  -------------
                                                                      5,543,125
                                                                  -------------
  DIVERSIFIED - (2.56%)
          42  Berkshire Hathaway, Inc. (Class A)*...............      2,847,810
                                                                  -------------
  DIVERSIFIED FINANCIAL SERVICES - (10.79%)
      64,500  American Express Co...............................      8,497,875
      78,750  Citigroup, Inc....................................      3,509,297
                                                                  -------------
                                                                     12,007,172
                                                                  -------------
  ELECTRONICS - (4.29%)
      30,000  Applied Materials,  Inc.* ........................      2,157,188
      75,000  Molex Inc.........................................      2,617,969
                                                                  -------------
                                                                      4,775,157
                                                                  -------------
  FOOD & RESTAURANT - (3.30%)
      88,000  McDonald's Corp...................................      3,668,500
                                                                  -------------
  HOTELS & MOTELS - (2.21%)
      70,000  Marriott International, Inc.......................      2,454,375
                                                                  -------------
  LIFE INSURANCE - (1.63%)
      35,000  UnumProvident Corp................................      1,811,250
                                                                  -------------
  MACHINERY - (3.19%)
      90,000  Dover Corp........................................      3,555,000
                                                                  -------------
  PROPERTY/CASUALTY INSURANCE - (7.61%)
      25,000  The Allstate Corp.................................        887,500
      35,000  Progressive Corp. (Ohio)..........................      4,471,250
      42,000  Transatlantic Holdings, Inc.......................      3,115,875
                                                                  -------------
                                                                      8,474,625
                                                                  -------------
  REAL ESTATE - (17.07%)
     224,300  Boardwalk Equities, Inc.*.........................      2,114,492
     152,300  CenterPoint Properties Corp.......................      5,444,725
       6,500  Crescent Operating, Inc.*.........................         39,609
     141,900  Crescent Real Estate Equities Co..................      3,121,800

DAVIS GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS - Continued
At July 31, 1999
================================================================================
                                                                                       VALUE
SHARES/PRINCIPAL                                 SECURITY                             (NOTE 1)
-------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

  REAL ESTATE - CONTINUED
       2,900  General Growth Properties, Inc....................................  $       95,881
      79,500  JDN Realty Corp...................................................       1,694,344
     104,000  Rouse Co..........................................................       2,528,500
      38,800  Starwood Hotels & Resorts Worldwide, Inc..........................       1,047,600
      82,100  Vornado Realty Trust..............................................       2,904,288
                                                                                  --------------
                                                                                      18,991,239
                                                                                  --------------
  TECHNOLOGY - (13.20%)
      67,000  Hewlett-Packard Co................................................       7,014,063
      40,000  Intel Corp........................................................       2,761,250
      10,400  International Business Machines Corp..............................       1,307,150
      25,000  Texas Instruments Inc.............................................       3,600,000
                                                                                  --------------
                                                                                      14,682,463
                                                                                  --------------
  WASTE MANAGEMENT SERVICES - (0.80%)
      35,000  Waste Management, Inc.............................................         894,688
                                                                                  --------------
                 Total Common Stocks - (identified cost $86,177,955)............      96,636,752
                                                                                  --------------

CONVERTIBLE BONDS - (1.51%)
$    660,000  Cincinnati Financial Corp.,  Conv. Sub. Deb., 5.50%, 05/01/02 -
                (identified cost $1,672,963)....................................       1,683,000
                                                                                  --------------

PREFERRED STOCK - (11.22%)
      80,000  General  Growth Properties, 7.25%, Cum. Conv. Pfd.................       1,850,000
      11,000  Globalstar Telecommunications Limited, 8.00%, Conv. Pfd...........         702,625
      35,900  Globalstar Telecommunications Limited, 8.00%, Ser. 144A
                Conv. Pfd. (b)..................................................       2,293,111
     100,000  Sealed Air Corp., $2.00, Ser. A, Cum. Conv. Pfd...................       6,150,000
      30,000  Vornado Realty Trust, 6.50%, Ser. A, Cum. Conv. Pfd...............       1,496,250
                                                                                  --------------
                 Total Preferred Stocks - (identified cost $10,687,388).........      12,491,986
                                                                                  --------------

SHORT TERM INVESTMENTS - (0.55%)
     610,000  State Street Bank and Trust Co. Repurchase Agreement, 5.06%,
              08/02/99, dated 07/30/99, repurchase value of $610,257
              (collateralized by $640,000 par value Federal Home Loan Bank,
              6.42%, 06/30/04, market value $632,800) -
              (identified cost $610,000)........................................         610,000
                                                                                  --------------

                 Total Investments - (identified cost $99,148,306)(100.12%)(a)       111,421,738
                 Liabilities Less Other Assets - (0.12%)........................        (132,671)
                                                                                  --------------
                     Net Assets - (100%)                                          $  111,289,067
                                                                                  ==============

DAVIS GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS - Continued
At July 31, 1999
================================================================================


 (a) Aggregate cost for Federal Income Tax purposes is $99,148,306. At July 31, 1999 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

       Unrealized appreciation...................   $      17,348,275
       Unrealized depreciation...................          (5,074,843)
                                                    -----------------
            Net appreciation.....................   $      12,273,432
                                                    =================

(b) This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in such security to realize current valuations. The security amounts to $2,293,111 or 2.06% of the Fund's net assets as of July 31, 1999.

*     Non-Income Producing Security









SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
At July 31, 1999
================================================================================


ASSETS:
  Investments in securities, at value (identified cost $99,148,306)
    (see accompanying Schedule of Investments)........................... $   111,421,738
  Cash...................................................................           4,036
  Receivables:
    Capital stock sold...................................................         292,834
    Dividends and interest...............................................         211,086
                                                                          ---------------
      Total assets.......................................................     111,929,694
                                                                          ---------------

LIABILITIES:
  Payable for capital stock redeemed.....................................         473,079
  Accrued expenses ......................................................         167,548
                                                                          ---------------
      Total liabilities..................................................         640,627
                                                                          ---------------

NET ASSETS .............................................................. $   111,289,067
                                                                          ===============

NET ASSETS CONSIST OF:
  Par value of shares of capital stock................................... $       513,400
  Additional paid-in capital.............................................      99,796,388
  Undistributed net investment income....................................           3,337
  Net unrealized appreciation on investments.............................      12,273,432
  Accumulated net realized loss..........................................      (1,297,490)
                                                                          ---------------
      Net assets......................................................... $   111,289,067
                                                                          ===============

  CLASS A SHARES
    Net assets........................................................... $    57,824,191
    Shares outstanding...................................................       5,330,005
    Net asset value and redemption price per share ......................         $ 10.85
                                                                                  =======
    Maximum offering price per share (100/95.25 of $10.85)*..............         $ 11.39
                                                                                  =======
  CLASS B SHARES
    Net assets........................................................... $    33,643,444
    Shares outstanding...................................................       3,108,741
    Net asset value and redemption price per share ......................         $ 10.82
                                                                                  =======
  CLASS C SHARES
    Net assets........................................................... $    12,002,112
    Shares outstanding...................................................       1,109,017
    Net asset value and redemption price per share ......................         $ 10.82
                                                                                  =======
  CLASS Y SHARES
    Net assets........................................................... $     7,819,320
    Shares outstanding...................................................         720,207
    Net asset value and redemption price per share ......................         $ 10.86
                                                                                  =======

* On purchases of $100,000 or more, the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
STATEMENT OF OPERATIONS
For the year ended July 31, 1999

================================================================================


INVESTMENT INCOME:
  Income:
    Dividends...................................................................   $  2,179,015
    Interest ...................................................................        355,710
                                                                                   ------------
         Total income...........................................................      2,534,725

  Expenses:
    Management fees (Note 3).....................................  $     744,256
    Custodian fees...............................................         53,105
    Transfer agent fees
      Class A....................................................         38,821
      Class B....................................................         52,231
      Class C....................................................         17,484
      Class Y....................................................          1,984
    Audit fees...................................................          9,200
    Legal fees...................................................          2,537
    Accounting fees (Note 3).....................................          6,000
    Reports to shareholders......................................         43,391
    Directors' fees and expenses.................................          1,164
    Registration and filing fees.................................        109,327
    Miscellaneous................................................          7,099
    Payments under distribution plan (Note 4)
      Class A....................................................         56,774
      Class B....................................................        283,511
      Class C....................................................         94,486
                                                                   -------------
         Total expenses.........................................................      1,521,370
         Expenses paid indirectly (Note 6)......................................         (1,595)
                                                                                   ------------
         Net expenses...........................................................      1,519,775
                                                                                   ------------
            Net investment income...............................................      1,014,950
                                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

  Net realized loss from investment transactions................................     (1,297,490)
  Net increase in unrealized appreciation of investments........................     13,791,154
                                                                                   ------------
     Net realized and unrealized gain on investments............................     12,493,664
                                                                                   ------------
         Net increase in net assets resulting from operations...................   $ 13,508,614
                                                                                   ============

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

================================================================================

                                                                    YEAR ENDED      PERIOD ENDED
                                                                     JULY 31,         JULY 31,
                                                                      1999             1998(1)
                                                                      ----             -------
OPERATIONS:
  Net investment income........................................ $  1,014,950      $   225,562
  Net realized loss from investment transactions...............   (1,297,490)               -
  Net change in unrealized appreciation/(depreciation)
    of investments.............................................   13,791,154       (1,517,722)
                                                                ------------      -----------
    Net increase (decrease)  in net assets resulting
       from operations.........................................   13,508,614       (1,292,160)

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS FROM:

  Net investment income:
    Class A  ..................................................     (930,424)               -
    Class B  ..................................................     (211,825)               -
    Class C  ..................................................      (68,532)               -
    Class Y  ..................................................     (135,448)               -


CAPITAL SHARE TRANSACTIONS:

  Net increase in net assets resulting from capital share transactions (Note 5):

    Class A  ..................................................    2,056,131       50,605,583
    Class B  ..................................................   10,692,550       19,882,972
    Class C  ..................................................    5,323,001        5,601,656
    Class Y  ..................................................    6,250,806            6,143
                                                                ------------      -----------

    Total increase  in net assets..............................   36,484,873       74,804,194

NET ASSETS:

  Beginning of year/period.....................................   74,804,194                -
                                                                ------------      -----------

  End of year/period (including undistributed net income of
  $3,337 and $225,562, respectively)                            $111,289,067      $74,804,194
                                                                ============      ===========

(1) The Fund commenced operations on May 1, 1998.


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS
July 31, 1999

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is both capital growth and income. The Fund commenced operations on May 1, 1998. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At July 31, 1999, the Fund had approximately $1,297,000 of capital loss carryovers available to offset future capital gains, if any, which expire in 2008.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 1999, amounts have been reclassified to reflect an increase in undistributed net investment income of $109,054 and a corresponding decrease in additional paid-in capital.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1999

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 1999, were $55,725,980 and $16,692,166, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million and 0.55% of the average net assets in excess of $500 million.

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended July 31, 1999 amounted to $12,996. Boston Financial Data Services is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended July 31, 1999 amounted to $11,343. State Street Bank & Trust Co. is the Fund's primary accounting provider, fees for such services are included in the custodian fee. The Adviser is also paid for certain accounting services. The fee amounted to $6,000 for the year ended July 31, 1999. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

       The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the year ended July 31, 1999, SCD received $6,300 in commissions on the purchases of portfolio securities in the Fund.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

       CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

       During the year ended July 31, 1999, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $198,941 from commissions earned on sales of Class A shares of the Fund, of which $31,696 was retained by the Underwriter and the remaining $167,245 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1999

================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED
       CLASS A SHARES - CONTINUED

       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the year ended July 31, 1999 was $56,774.

       CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the year ended July 31, 1999, Class B shares of the Fund made distribution plan payments which included distribution fees of $212,654 and service fees of $70,857.

       Commission advances by the Distributor during the year ended July 31, 1999 on the sale of Class B shares of the Fund amounted to $476,542, of which $469,198 was re-allowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $893,369, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

         A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended July 31, 1999 the Distributor received $78,351 in contingent deferred sales charges from Class B shares of the Fund.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1999

================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

       CLASS C SHARES

       Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

       During the year ended July 31, 1999, Class C shares of the Fund made distribution payments of $94,486. During the year ended July 31, 1999, the Distributor received $8,577 in contingent deferred sales charges from Class C shares of the Fund.

NOTE 5 - CAPITAL STOCK

       At July 31, 1999, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 1,000,000,000 of which shares are classified as Davis Growth & Income Fund. Transactions in capital stock were as follows:


CLASS A
-------
                                                                                          MAY 1, 1998
                                                           YEAR ENDED                  (COMMENCEMENT OF
                                                            JULY 31,                 OPERATIONS) THROUGH
                                                              1999                       JULY 31, 1998
                                                 -------------------------------  ------------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
Shares subscribed..............................      1,424,482  $     13,883,526    5,091,097    $   50,824,732
Shares issued in reinvestment of distributions.         88,554           891,665        -              -
                                                 -------------  ----------------  ------------   --------------
                                                     1,513,036        14,775,191     5,091,097       50,824,732
Shares redeemed................................     (1,251,969)      (12,719,060)      (22,159)        (219,149)
                                                 -------------  ----------------  ------------   --------------
     Net increase..............................        261,067  $      2,056,131     5,068,938   $   50,605,583
                                                 =============  ================  ============   ==============


CLASS B
-------
                                                                                          MAY 4, 1998
                                                           YEAR ENDED                (INCEPTION OF CLASS)
                                                            JULY 31,                        THROUGH
                                                              1999                       JULY 31, 1998
                                                 -------------------------------  ------------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
Shares subscribed..............................      1,814,613  $     17,831,888    2,022,615    $   20,110,464
Shares issued in reinvestment of distributions.         17,900           179,921        -              -
                                                 -------------  ----------------  ------------   --------------
                                                     1,832,513        18,011,809     2,022,615       20,110,464
Shares redeemed................................       (723,688)       (7,319,259)      (22,699)        (227,492)
                                                 -------------  ----------------  ------------   --------------
     Net increase..............................      1,108,825  $     10,692,550     1,999,916   $   19,882,972
                                                 =============  ================  ============   ==============

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1999

================================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED


CLASS C
-------
                                                                                          MAY 4, 1998
                                                           YEAR ENDED                (INCEPTION OF CLASS)
                                                            JULY 31,                        THROUGH
                                                               1999                      JULY 31, 1998
                                                 -------------------------------  -----------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
Shares subscribed..............................        871,308  $      8,619,196       580,058  $     5,766,073
Shares issued in reinvestment of distributions.          5,844            58,855        -             -
                                                 -------------  ----------------  ------------  ---------------
                                                       877,152         8,678,051       580,058        5,766,073
Shares redeemed................................       (331,361)       (3,355,050)      (16,832)        (164,417)
                                                 -------------  ----------------  ------------  ---------------
     Net increase..............................        545,791  $      5,323,001       563,226  $     5,601,656
                                                 =============  ================  ============  ===============


CLASS Y
-------
                                                                                          MAY 4, 1998
                                                           YEAR ENDED                (INCEPTION OF CLASS)
                                                            JULY 31,                       THROUGH
                                                              1999                       JULY 31, 1998
                                                 -------------------------------  -----------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
Shares subscribed..............................        707,983  $      6,134,544           622  $         6,153
Shares issued in reinvestment of distributions.         13,435           134,598        -             -
                                                 -------------  ----------------  ------------  ---------------
                                                       721,418         6,269,142           622            6,153
Shares redeemed................................         (1,832)          (18,336)           (1)             (10)
                                                 -------------  ----------------  ------------  ---------------
     Net increase .............................        719,586  $      6,250,806           621  $         6,143
                                                 =============  ================  ============  ===============

NOTE 6 - CUSTODIAN FEES

          Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $1,595 during the year ended July 31, 1999.

DAVIS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
Class A & B
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                            CLASS A                             CLASS B
                                                   --------------------------       ------------------------------
                                                                 MAY 1, 1998                       MAY 4, 1998
                                                    YEAR       (COMMENCEMENT          YEAR         (INCEPTION
                                                    ENDED      OF OPERATIONS)         ENDED          OF CLASS)
                                                   JULY 31,        THROUGH            JULY 31,       THROUGH
                                                     1999       JULY 31, 1998          1999        JULY 31, 1998
                                                     ----       -------------          -----       -------------
Net Asset Value, Beginning of Period............   $  9.81        $ 10.00           $  9.79          $ 10.00
                                                   -------        -------           -------          -------

Income(Loss) From Investment Operations
  Net Investment Income........................       0.16           0.03              0.05             0.01
  Net Realized and Unrealized Gains (Losses)...       1.05          (0.22)             1.05            (0.22)
                                                   -------        -------           -------          -------
     Total From Investment Operations..........       1.21          (0.19)             1.10            (0.21)

Dividends and Distibutions
     Dividends from Net Investment Income......      (0.17)             -             (0.07)               -
                                                   -------                          -------
       Total Dividends and Distributions.......      (0.17)             -             (0.07)               -

Net Asset Value, End  of Period................    $ 10.85        $  9.81           $ 10.82          $  9.79
                                                   =======        =======           =======          =======

Total Return(1)................................      12.48%         (1.90)%           11.34%           (2.10)%

Ratios/Supplemental Data

     Net Assets, End of Period (000 omitted)...    $57,824        $49,715           $33,643          $19,571

     Ratio of Expenses to Average Net Assets...       1.16%          1.44%*            2.17%            2.32%*
     Ratio of Net Investment Income to
       Average Net Assets......................       1.39%          1.87%*            0.38%            0.99%*
     Portfolio Turnover Rate(2)................         18%             0%               18%               0%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *   Annualized



SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
Class C & Y
================================================================================


Financial Highlights for a share of capital stock outstanding throughout each period.

                                                            CLASS C                              CLASS Y
                                                      --------------------------     ------------------------------

                                                                   MAY 4, 1998                        MAY 4, 1998
                                                       YEAR        (INCEPTION            YEAR         (INCEPTION
                                                       ENDED        OF CLASS)            ENDED         OF CLASS)
                                                     JULY 31,        THROUGH           JULY 31,         THROUGH
                                                       1999       JULY 31, 1998          1999        JULY 31, 1998
                                                       ----       -------------          -----       -------------
Net Asset Value, Beginning of Period...............   $  9.79       $  10.00           $   9.82        $  10.00
                                                      -------       --------           --------        --------

Income(Loss) From Investment Operations
     Net Investment Income.........................      0.05           0.01               0.18            0.04
     Net Realized and Unrealized Gains (Losses)....      1.05          (0.22)              1.05           (0.22)
                                                      -------       --------           --------        --------
       Total From Investment Operations............      1.10          (0.21)              1.23           (0.18)

Dividends and Distributions
     Dividends from Net Investment Income..........     (0.07)             -              (0.19)              -
                                                      -------       --------           --------        --------
       Total Dividends and Distributions...........     (0.07)             -              (0.19)              -

Net Asset Value, End  of Period....................   $ 10.82       $   9.79           $  10.86        $   9.82
                                                      =======       ========           ========        ========

Total Return (1)...................................     11.32%         (2.10)%            12.72%          (1.80)%

Ratios/Supplemental Data

     Net Assets, End of Period (000 omitted).......   $12,002         $5,512           $  7,819              $6

     Ratio of Expenses to  Average Net Assets......      2.17%          2.32%*             1.01%           1.14%*
     Ratio of Net Investment Income to
       Average Net Assets..........................      0.38%          0.99%*             1.54%           2.17%*
     Portfolio Turnover Rate(2)....................        18%             0%                18%              0%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *   Annualized


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
INDEPENDENT AUDITORS' REPORT

================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS GROWTH & INCOME FUND:

       We have audited the accompanying statement of assets and liabilities of Davis Growth & Income Fund, including the schedule of investments, as of July 31, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from May 1, 1998 (commencement of operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Growth & Income Fund as of July 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from May 1, 1998 (commencement of operations) to July 31, 1998, in conformity with generally accepted accounting principles.



                                                                        KPMG LLP

Denver, Colorado
September 3, 1999

DAVIS GROWTH & INCOME FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
FOR THE YEAR ENDED JULY 31, 1999

================================================================================

       In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

       Dividends paid by the Fund during the fiscal year ended July 31, 1999 which are not designated as capital gain distribution should be multiplied by 77.8% to arrive at the net amount eligible for the corporate dividends-received deduction.

       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

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









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



                           DAVIS GROWTH & INCOME FUND
                124 East Marcy Street, Santa Fe, New Mexico 87501
================================================================================

    DIRECTORS                             OFFICERS
    Wesley E. Bass, Jr.                   Jeremy H. Biggs
    Jeremy H. Biggs                           Chairman
    Marc P. Blum                          Shelby M. C. Davis
    Andrew  A. Davis                          President
    Christopher C. Davis                  Kenneth C. Eich
    Jerry D. Geist                            Vice President
    D. James Guzy                         Sharra L. Reed
    G. Bernard Hamilton                       Vice President,
    LeRoy E. Hoffberger                        Treasurer & Assistant Secretary
    Laurence W. Levine                    Thomas D. Tays
    Christian R. Sonne                        Vice President & Secretary
    Marsha Williams                       Christopher C. Davis
                                              Vice President
                                          Andrew A. Davis
                                              Vice President



INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501
(800) 279-2279

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico 87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202

================================================================================
FOR MORE INFORMATION ABOUT DAVIS GROWTH & INCOME FUND INCLUDING MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
================================================================================

                                                                 ANNUAL REPORT



                                       DAVIS SELECTED ADVISERS, L.P.
                                       124 EAST MARCY STREET
                                       SANTA FE, NEW MEXICO 87501
                                       1-800-279-0279








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